Exhibit 10.57


                              L. B. FOSTER COMPANY
                          2006 OMNIBUS INCENTIVE PLAN*


                                   ARTICLE I
                  PURPOSE, EFFECTIVE DATE AND AVAILABLE SHARES

1.1 Purpose.
    --------
The purpose of this Plan is to provide financial incentives for selected Key Personnel and Directors of L. B. Foster Company (the "Company") and its subsidiaries, thereby promoting the long-term growth and financial success of the Company by (i) attracting and retaining personnel and directors of outstanding ability, (ii) strengthening the Company's capability to develop, maintain and direct a competent management team, (iii) motivating officers to achieve long-range performance goals and objectives, and (iv) providing incentive compensation opportunities competitive with those of other corporations.

1.2 Effective Date and Expiration of Plan.
    --------------------------------------
The Board of Directors of the Company has adopted the Plan with an effective date March 3, 2006, subject to shareholder approval and ratification. Unless terminated by the Board pursuant to Section 6.3, the Plan shall expire on March 3, 2016. No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.

1.3 Shares Available Under the Plan.
    --------------------------------
L. B. Foster Company stock to be issued under the Plan may be authorized but unissued common stock or previously issued shares of common stock which have been reacquired by the Company and are held in its treasury. Subject to adjustment under Section 6.6, no more than 500,000 shares of common stock shall be issuable under the Plan. Any shares of stock subject to an Option which for any reason is cancelled or terminated, and any restricted stock awarded which is cancelled, shall again be available for Awards under the Plan.

                                   ARTICLE II
                                   DEFINITIONS

2.1 "Award" means, individually or collectively, any Option or Restricted Stock Award under this Plan.

______________________
     * As adopted by the Board of Directors on March 3, 2006, subject to shareholder approval at the annual meeting on May 24, 2006.

2.2 "Award Agreement" means, as applicable, either the Restricted Stock Agreement or the Stock Option Agreement.

2.3   "Board" means the Board of Directors of L. B. Foster Company.

2.4   "Code" means the Internal Revenue Code of 1986, as amended.

2.5 "Committee" means directors of the Company, not to be less than two, appointed by the Board, each of who is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. If the Board has not appointed a Committee, "Committee" shall mean the Board.

2.6   "Company" means L. B. Foster Company and its successors and assigns.

2.7 "Director" means a director of the Company. In some instances, Plan provisions are applied differently with respect to non-employee Directors (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended) and, where the term Director is so qualified to say "non-employee Director", such Plan provisions shall be limited to such outside, non-employee Directors.

2.8 "Disability" means a disability which results in the Participant being unable to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months. The determination of whether a Participant has a Disability shall be made in accordance with Code Section 22(e)(3), including any regulations issued by the Internal Revenue Service thereunder.

2.9 "Effective Date" means the date on which the Plan is effective as provided in Section 1.2.

2.10 "Fair Market Value" of the Stock as to a particular time or date shall be the closing price of the Stock on the trading day that is the date of grant or, if the date of grant is not a trading day, on the trading day immediately preceding the date of grant.

2.11  "Key  Personnel"  means  officers and employees of the Company and its
Subsidiaries  who  occupy   responsible   executive,   professional,   sales  or
administrative positions and who have the capacity to contribute to the success of the Company.

2.12  "Officer" means an officer of the Company or of a Subsidiary.

2.13 "Option" means an option to purchase common stock of the Company, where such option is not a qualified (or statutory) option under Code Section 422.

2.14 "Option Price" means the price at which common stock of the Company may be purchased under an Option as provided in Section 4.4.

2.15  "Participant" means a person to whom an Award is made under the Plan.

2.16 "Personal Representative" means the person or persons who, upon the death, Disability or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option theretofore granted to such Participant.

2.17  "Plan" means this 2006 Omnibus Incentive Plan.

2.18 "Restricted Stock Agreement" means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of a Restricted Stock Award made pursuant to Article V.

2.19 "Restricted Stock Award" means a grant of Stock to a Participant pursuant to Article V.

2.20  "Stock" means common stock of the Company.

2.21 "Stock Option Agreement" means a written agreement entered into between the Company and a Participant setting forth the terms and conditions of an Option awarded pursuant to Article IV.

2.22 "Subsidiary" means a corporation or other business entity, domestic or foreign, the majority of the voting stock or other voting interests in which is owned directly or indirectly by the Company.

2.23  "Termination   for  Cause"  or  "Terminated  for  Cause"  means  (i)
termination due to (a) willful or gross neglect of duties or (b) willful misconduct in the performance of such duties, so as to cause material harm to the Company or any Subsidiary, (ii) termination due to the Participant committing fraud, misappropriation or embezzlement in the performance of his or her duties or (iii) termination due to the Participant committing any felony of which he or she is convicted and which, as determined in good faith by the Board, constitutes a crime involving moral turpitude and results in material harm to the Company or a Subsidiary. The Committee shall make all determinations of whether the Participant was Terminated for Cause.

                                  ARTICLE III
                                 ADMINISTRATION

3.1 Committee to Administer.
    ------------------------

     (a) The Plan shall be administered by the Committee. The Committee shall have full discretionary power and authority to interpret, construe, and administer the Plan and to establish and amend rules and regulations for its administration. The Committee's decisions shall be final and conclusive with respect to the interpretation of the Plan and any Award made under it.

     (b) A majority of the members of the Committee shall constitute a quorum for the conduct of business at any meeting. The Committee shall act by majority vote of the members present at a duly convened meeting, including a telephonic meeting in accordance with Section 1708 of the Pennsylvania Business Corporation Law ("BCL"). Action may be taken without a meeting if written consent thereto is given in accordance with Section 1727 of the BCL.

     (c) Notwithstanding any provision herein to the contrary, to the extent the Board is performing any Plan-related functions, including the determination of whether a Participant has been Terminated for Cause, the Board shall have the same discretionary power and authority to administer the Plan as the Committee does under this Article III.

3.2 Powers of Committee.
    --------------------

     (a) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Key Personnel and Directors who shall receive Awards, the time or times when each such Award shall be made, the type of Award to be made, and the number of shares to be subject to each Award.

     (b) A Director shall not participate in a vote granting himself an Award.

     (c) The Committee shall determine the terms, restrictions and provisions of the agreement relating to each Award. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any agreement relating to an Award, in such manner and to the extent the Committee shall determine in order to carry out the purposes and intent of the Plan, including Section 6.7. Unless prohibited by Code Section 409A (if applicable) or by any other applicable law, the Committee may, in its discretion, accelerate the date on which an Option may be exercised if the Committee determines that to do so will be in the best interests of the Company and the Participant.

     (d) Notwithstanding any provision herein to the contrary, to the extent the Board is performing any Plan-related functions, the Board shall have the same discretionary power and authority to administer the Plan as the Committee does under this Article III.

3.3 Awards.
    -------
Awards under the Plan shall consist of Options and Restricted Stock Awards.
All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee deems appropriate. Awards need not be uniform.

3.4 Eligibility for Awards.
    -----------------------
Awards  may  be  made  to  Key  Personnel  and   Directors.   In  selecting
Participants and in determining the form and amount of the Award, the Committee may give consideration to his functions and responsibilities, his present and potential contributions to the success of the Company, the value of his services to the Company, and other factors deemed relevant by the Committee.

                                   ARTICLE IV
                                  STOCK OPTIONS

4.1 Award of Stock Options.
---------------------------
The Committee may, from time to time, subject to Section 3.2(b) and other provisions of the Plan and such terms and conditions as the Committee may prescribe, grant Options to any Key Personnel or Directors.

4.2 Period of Option.
    -----------------

     (a) Except as provided in the remaining subsections of this Section 4.2 or in the Stock Option Agreement, an Option shall be exercisable only after twelve
(12) months have elapsed from the date of grant, and after such twelve-month waiting period, the Option may be exercised in cumulative installments in the following manner:

                    (i) The Participant  may purchase up to one-fourth  (1/4) of the total optioned shares at any time after one year from the date of grant and prior to the termination of the Option.

                    (ii) The Participant  may purchase an additional  one-fourth
               (1/4) of the total optioned shares at any time after two years from the date of grant and prior to the termination of the Option.

                    (iii) The Participant may purchase an additional  one-fourth
               (1/4) of the total optioned shares at any time after three years from the date of grant and prior to the termination of the Option.

                    (iv) The Participant  may purchase an additional  one-fourth
               (1/4) of the total optioned shares at any time after four years from the date of grant and prior to the termination of the Option.

     The duration of each Option shall not be more than ten (10) years from the date of grant.

     (b) Notwithstanding the foregoing, the Committee may establish, in the applicable Stock Option Agreement, any other period during which Options may be exercised.

     (c) Except as otherwise provided in Sections 4.6, 4.7, and 4.8 of the Plan or in the Stock Option Agreement, an Option may not be exercised by a Participant, other than a non-employee Director, unless such Participant is then, and continually (except for approved sick leave, FMLA, authorized military service, or other approved, bona fide leave of absence) after the grant of the Option has been, an officer or employee of the Company or a Subsidiary.

     (d) An Option granted to a non-employee Director, who is a Director at the time of such grant, shall be immediately exercisable, except as may be otherwise provided in the Option Agreement.

4.3 Stock Option Agreement.
    -----------------------
Each Option shall be evidenced by a Stock Option Agreement in such form and containing such terms and conditions as the Committee from time to time shall approve, except that the terms and conditions in the Stock Option Agreement shall be consistent with those set forth herein.

4.4 Option Price and Exercise.
    --------------------------

     (a) The Option Price of Stock under each Option shall be determined by the Committee, except that, in no event, may the Option Price be less than the Fair Market Value (as defined under Article II of this Plan) of the Stock on the date on which the Option is granted. Once an Option is granted, repricing of the Option Price for an outstanding Option, whether exercisable or not exercisable, shall not be permitted.

     (b) Options may be exercised from time to time by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice of exercise shall be accompanied by (i) payment in full of the Option Price in cash, certified check, or other medium accepted by the Company, in its sole discretion, or (ii) a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds sufficient to cover the Option Price. An Option shall be deemed exercised on the date the Company receives the notice of exercise and all the requirements of this Section 4.4(b) have been fulfilled.

4.5 Delivery of Option Shares.
    --------------------------
The Company shall not be obligated to deliver any Stock upon the exercise of an Option unless and until, in the opinion of the Company's counsel, all applicable federal, state and other laws and regulations have been complied with. In the event the outstanding Stock is at the time listed on any stock exchange, no delivery shall be made unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance on such exchange. No delivery shall be made until all other legal matters in connection with the issuance and delivery of Stock have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant or other person purchasing shares of Stock under the Plan such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended, and the regulations thereunder. Certificates evidencing the shares may be required to bear a restrictive legend. A stop transfer order may be required to be placed with the transfer agent, and the Company may require that the Participant or such other person agree that any sale of the shares will be made only on one or more specified stock exchanges or in such other manner as permitted by the Committee.

4.6 Termination of Service.
    -----------------------

     (a) Except as otherwise provided in this Plan or in the applicable Stock Option Agreement, if the service of a Participant, other than as a non-employee Director, terminates for any reason other than death, permanent Disability or retirement with the consent of the Company, all Options held by the Participant shall expire and may not thereafter be exercised. For purposes of this section, the employment or other service in respect to Options held by such a Participant shall be treated as continuing intact while the Participant is on authorized military leave, FMLA, approved sick leave, or other approved, bona fide leave of absence (such as temporary employment with the government) if the period of such leave does not exceed 90 days, or, if longer, so long as the Participant's right to reestablish his service with the Company is guaranteed either by statute or by contract. Where the period of leave exceeds 90 days and where such Participant's right to reestablish his service is not guaranteed by statute or by contract, his service, in the Committee's sole discretion, shall be deemed to have terminated on the ninety-first day of such leave.

     Notwithstanding anything herein to the contrary, and unless the Stock Option Agreement provides otherwise, if the service of a Participant, other than as a non-employee Director, terminates, other than due to a Termination for Cause, the Participant may exercise all unexercised and vested Options within 30 days of such termination. Any Options in which such Participant is not vested at the time of his termination shall be forfeited. Except as so exercised, such Option shall expire at the end of such period. In no event, however, may any Option be exercised after the expiration of ten (10) years from the date of grant of such Option.

     (b) Except as otherwise provided in the Stock Option Agreement, a non-employee Director whose service is terminated shall be entitled to exercise his Option until the expiration of the full term of the Option, unless the non-employee Director has been Terminated for Cause. In the event that a non-employee Director is Terminated for Cause, all Options held by such Director shall terminate immediately and may not thereafter be exercised.

4.7 Death.
    ------
Except as otherwise provided in the Stock Option Agreement and except with respect to non-employee Directors as provided in Section 4.6(b), during the twelve (12) month period following the Participant's death, any or all of the unexercised and vested Options that the Participant was entitled to exercise immediately prior to his death may be exercised by such Participant's executor, administrator, or the person(s) to whom the Options are transferred by will or the applicable laws of descent and distribution. Any Options in which such Participant is not vested at the time of his death shall be forfeited. In no event, however, may any such Option be exercised after the expiration of ten
(10) years from the date of grant of such Option.

4.8 Retirement or Disability.
-----------------------------
Except as otherwise provided in the applicable Stock Option Agreement and except with respect to non-employee Directors as provided in Section 4.6(b), if a Participant retires from service with the consent of the Company, or suffers Disability, at a time when he is entitled to exercise an Option, then at any time or times within three years after his termination of service because of such retirement or Disability the Participant may exercise such Option as to all or any of the shares which he was entitled to purchase under the Option immediately prior to such termination. Except as so exercised, such Option shall expire at the end of such period. In no event, however, may any Option be exercised after the expiration of 10 years from the date of grant of such Option.

4.9 Committee Discretion.
    ---------------------
The  Committee  shall  have  authority  to  determine   whether  or  not  a
Participant (including a non-employee Director) has retired from service with the Company's consent, resigned or has suffered a Disability, and its determination shall be binding on all concerned. In the sole discretion of the Committee, a transfer of service to an affiliate of the Company other than a Subsidiary (the latter type of transfer not constituting a termination of service for purposes of the Plan) may be deemed to be a retirement from service with the consent of the Company so as to entitle the Participant to exercise the Option within 90 days after such transfer.

4.10 Stockholder Rights and Privileges.
     ----------------------------------
A Participant shall have no rights as a shareholder with respect to any Stock covered by an Option until the issuance of a stock certificate to the Participant representing such Stock.


                                   ARTICLE V
                             RESTRICTED STOCK AWARDS

5.1 Grant of Restricted Stock Awards.
    ---------------------------------
In its sole discretion, the Committee may elect to grant a Restricted Stock Award to any Key Personnel and/or Director, including but not limited to grants derived from participation in another plan, program or arrangement established or maintained by the Company or its Subsidiaries. Notwithstanding anything in this Plan to the contrary, the Committee, in its discretion, may determine that a Restricted Stock Award granted pursuant to another plan, program or arrangement established or maintained by the Company will not be forfeitable when issued, but may be subject to such other terms, conditions and restrictions (including but not limited to restrictions on the sale of stock for a two year, or other appropriate, period), as set forth in the Award Agreement.

5.2 Vesting Requirements.
    ---------------------
The restrictions imposed on Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Restricted Stock Agreement, provided that the Committee, subject to Section 6.7 and Code Section 83, may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued service of the Participant with the Company or its affiliates for a specified time period (or periods), on the attainment of specified performance goals established by the Committee in its discretion, or on any other condition creating a substantial risk of forfeiture under Code Section 83. If the vesting requirements of a Restricted Stock Award are not satisfied, the Award shall be forfeited and the Stock subject to the Award shall be returned to the Company.

5.3 Restrictions.
    -------------
Stock granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, unless otherwise permitted by the Committee. Failure to satisfy any applicable restrictions shall result in the subject Stock being forfeited and returned to the Company. The Committee may require in a Restricted Stock Agreement that certificates representing the Stock granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the Stock granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

5.4 Rights as a Shareholder.
    ------------------------
Subject to the foregoing provisions of this Article V and the applicable Restricted Stock Agreement, the Participant shall have all rights of a shareholder with respect to the Stock granted to the Participant under a Restricted Stock Award, including the right to vote the Stock and receive all dividends and other distributions paid or made with respect thereto. The
Committee  may  provide  in a  Restricted  Stock  Agreement  for the  payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award. Notwithstanding the foregoing, if the Committee determines that the payment of dividends at any time would invoke application of Code Section 409A and Section 6.7, the Participant shall not have any right to receive dividends and distributions related to such Restricted Stock.

5.5 Restricted Stock Awards to Outside Directors.
    ---------------------------------------------
In addition to discretionary Restricted Stock Awards under Section 5.1, and subject to adjustment in accordance with Section 6.6, commencing on May 24, 2006, each non-employee Director, elected at an annual meeting of the Company's shareholders, shall be awarded 3,500 shares of Stock as of each date he is elected (or re-elected). Each such Award shall be a Restricted Stock Award subject to such terms and restrictions as shall be approved by the Committee.

5.6 Section 83(b) Election.
    -----------------------
If a Participant makes an election pursuant to Code Section 83(b) with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the date of grant, a copy of such election with the Company and with the Internal Revenue Service in accordance with the regulations under Code
Section 83. The Committee may provide in a Restricted Stock Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Code Section 83(b).

5.7 Compliance with Securities Laws.
    --------------------------------
Section 4.5 shall apply to all Restricted Stock Awards.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

6.1 Nontransferability.
    -------------------
No Award under the Plan shall be transferable by the Participant other than by will or the laws of descent and distribution. Except as provided in Section 4.7, all Options shall be exercisable during the Participant's lifetime only by such Participant or his Personal Representative. Any transfer contrary to this
Section 6.1 will nullify the Award.

6.2 Amendments.
    -----------
The Committee may at any time  discontinue  granting Awards under the Plan.
The Board may at any time amend the Plan or amend any outstanding Award Agreement for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law; provided that no such amendment shall be permissible if it would result in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, becoming inapplicable to any Award.

6.3 Termination.
----------------
The Board may terminate the Plan at any time prior to its scheduled expiration date, but no such termination shall adversely affect the rights of any Participant under any Award theretofore granted in which he has a vested interest without his written consent.

6.4 Nonuniform Determinations.
    --------------------------
The Committee's determinations under the Plan, including without limitation
(i) the determination of the Key Personnel and Directors to receive Awards, (ii) the form, amount and timing of such Awards, (iii) the terms and provisions of such Awards and (iv) the Agreements evidencing the same, need not be uniform and may be made by it selectively among Key Personnel and Directors who receive, or who are eligible to receive, Awards under the Plan, whether or not such Key Personnel or Directors are similarly situated.

6.5 No Right to Employment.
    -----------------------
Neither the action of the Board in establishing the Plan, nor any action taken by the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ, or as an officer or Director, of the Company or any Subsidiary.

6.6 Changes in Stock.
---------------------
In the event of a stock dividend, split-up, or a combination of shares, recapitalization or merger in which the Company is the surviving corporation or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options or Stock then outstanding or to be awarded thereunder, the maximum number of shares of stock or securities which may be issued on the exercise of Options granted under the Plan, the Option Price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation, or any other merger in which the shareholders of the Company exchange their shares of stock in the Company for stock of another corporation, or in the event of complete liquidation of the Company, or in the case of a tender offer accepted by the Board of Directors, all outstanding Options shall thereupon terminate, provided that the Board may, prior to the effective date of any such consolidation or merger, either (i) make all outstanding Options immediately exercisable or (ii) arrange to have the surviving corporation grant to the Participants replacement Options on terms which the Board shall determine to be fair and reasonable.

6.7 Compliance with Code Section 409A.
    ----------------------------------
This Plan does not provide for the deferral of compensation, as defined under Code Section 409A and applicable regulations. Accordingly, this Plan is specifically not subject to Code Section 409A and its requirements. However, if Code Section 409A is determined to apply to any Award made under the Plan, the provisions of the Plan applicable to such Awards shall be administered in a manner consistent with Code Section 409A. Further, any provision that would cause the Plan or any Award to fail to satisfy Code Section 409A shall have no force and effect until amended to comply with Code Section 409A (which amendment may be retroactive to the extent permitted by Code Section 409A and may be made by the Company without the consent of Participants). All references in this Plan to Code Section 409A shall include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to Code Section 409A by the U.S. Department of the Treasury or the Internal Revenue Service.

6.8 Tax Withholding.
    ----------------
Whenever Stock is to be delivered to a Participant upon exercise of an Option or the award of a Restricted Stock Award, the Company may (i) require such Participant to remit to the Company an amount in cash sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (ii) withhold such required withholding from compensation otherwise due to such Participant, (iii) any combination of the foregoing, or (iv) any other acceptable method approved by the Company, including a netting of Stock, provided such approach is permissible under applicable securities and other laws.

6.9 Status.
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A  Participant's  status  as Key  Personnel  or a  Director  shall  be made exclusively by the Committee and determined for each Award as of the date the Award is granted to the Participant.